Share repurchase program	12 Months Ended
Dec. 31, 2021
Share repurchase program
Share repurchase program

19. Share repurchase program

On August 24, 2018, the board of directors of the Company had approved a share repurchase program, under which the Company may repurchase its Class A ordinary shares in the form of American depositary shares (“ADSs”) with an aggregate value of up to US$20 million during the next twelve-month period. On February 22, 2019, the board of directors of the Company has approved a new share repurchase program, under which the Company may repurchase up to US$10 million of ADSs during the next twelve-month period. The share repurchases may be made in accordance with applicable laws and regulations through open market transactions, privately negotiated transactions or other legally permissible means as determined by the management.

During the year ended December 31, 2018, the Company had repurchased 2,249,831 ADSs for US$10,151 under these programs on the open market, at a weighted average price of US$4.51 per ADS. During the year ended December 31, 2019, the Company had repurchased 4,075,139 ADSs for US$19,849 under these programs on the open market, at a weighted average price of US$4.87 per ADS. During the year ended December 31, 2020, the Company did not repurchase ADSs. The Company accounts for repurchased ordinary shares under the cost method and includes such treasury stock as a component of the shareholders’ equity. The number of ADSs repurchased, total amount and weighted average price paid for ADSs repurchase do not give retroactive effect to the change in the ratio of ADSs to Class A ordinary shares from two ADSs to five Class A ordinary shares to one ADS to twenty Class A ordinary shares, which became effective on October 30, 2020.

The Company had accumulatively repurchased US$30 million of ADSs and closed these two programs in the third quarter of 2019.